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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 12, 2006

HuntMountain Resources

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-01428	68-0612191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1611 N. Molter Road, Ste. 201, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (509) 892-5287

 (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01

Other Events

On May 12, 2006, the Board of Directors adopted charters for the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee.  The charters are attached as Exhibits 99.1 – 99.3 and will be posted on the company’s website.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

1.1

HuntMountain Resources Audit Committee Charter

1.2

HuntMountain Resources Compensation Committee Charter

1.3

HuntMountain Resources Corporate Governance and Nominating Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Tim Hunt

Date: May 12, 2006

By:

       Tim Hunt, President

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